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                                                                  Exhibit (a)(3)


                               AMP INCORPORATED

                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK

  This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for the shares of Common Stock of AMP Incorporated are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (defined below)). Such form may be delivered by hand or transmitted by mail or overnight courier, or (for Eligible Institutions only) by facsimile transmission, to the Depositary. See
Section 2 of the Offer to Purchase. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                       The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

         By Mail:                  By Hand:                    By Overnight:



 Reorganization Department Reorganization Department      Reorganization
       P.O. Box 3301       120 Broadway--13th Floor       Department
South Hackensack, NJ 07606 New York, New York 10271        85 Challenger Road,
                                                             Mail Drop-Reorg
                                                           Ridgefield Park, NJ
                                                           07660

                          By Facsimile Transmission:
                                (201) 296-4293

                    Confirm Receipt of Notice of Guaranteed
                            Delivery by Telephone:
                                (201) 296-4860

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION
  UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

  The undersigned hereby tenders to AMP Incorporated, a Pennsylvania corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 9, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, without par value (including the associated common stock purchase rights) (the "Shares"), of the Company listed below, pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. The undersigned understands that a tender of Shares pursuant to the Offer will include a tender of the associated common stock purchase rights (the "Rights") and that no separate consideration will be paid for such Rights. For a description of the Rights, see Section 10 of the Offer to Purchase.

Number of Shares:

_____________________________________     _____________________________________
                                                 Name(s) (Please Print)

Certificate Nos.: (if available)

_____________________________________     _____________________________________

_____________________________________     _____________________________________
If Shares will be tendered by book-                     (Address)
entry transfer:
Name of Tendering Institution:

_____________________________________     _____________________________________
                                             Area Code and Telephone Number


Account No. ______________________ at     _____________________________________
[_] The Depository Trust Company                    Signature(s)




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              GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank, trust company or savings and loan association that is a participant in good standing in the Security Transfer Agent's Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each an "Eligible Institution") having an office, branch or agency in the United States hereby guarantees (i) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) that such tender of Shares complies with Rule 14e-4, and (iii) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company together with a properly completed and duly executed Letter(s) of Transmittal (or manually signed facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange, Inc. trading days after the date hereof.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature
_____________________________________     _____________________________________
               Address                                    Name
_____________________________________     _____________________________________
        City, State, Zip Code                             Title
_____________________________________
   Area Code and Telephone Number

Dated: ________________________, 199

                DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
                   YOUR SHARE CERTIFICATES MUST BE SENT WITH
                          THE LETTER OF TRANSMITTAL.

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